THE PRUDENTIAL INSTITUTIONAL FUND

                    SUPPLEMENT DATED NOVEMBER 30, 1995 TO THE
                        PROSPECTUS DATED FEBRUARY 1, 1995


INTERNATIONAL STOCK FUND

     On October 2, 1995, the Board of Trustees of The Prudential Institutional Fund approved the appointment of Mercator Asset Management, L.P. ("Mercator") as subadviser to the International Stock Fund (the "Fund"). This appointment was conditioned upon Mercator registering with the Securities and Exchange Commission as an investment adviser and approval of the appointment by a vote of a majority of the Fund's outstanding voting securities, as such term is defined in the Investment Company Act of 1940, as amended. Accordingly, a special meeting of shareholders was held on November 16, 1995 whereby shareholders who owned shares of the Fund at the close of business on October 6, 1995 approved the appointment of Mercator. Mercator's registration as an investment adviser has been approved and Mercator will replace Mercator Asset Management, Inc. ("Mercator Inc.") as subadviser to the Fund effective November 30, 1995. Mercator Inc. is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America.

     Mercator will provide the same portfolio management services as Mercator Inc., will employ the same portfolio manager and other key personnel as Mercator, Inc., and will receive substantially the same subadvisory fee that Mercator Inc. received, except that the fee that Prudential Institutional Fund Management, Inc. pays to Mercator will be reduced to .45 of 1% of the Fund's average daily net assets in excess of $300 million.

     Mercator is a Delaware limited partnership organized on October 4, 1995. It is an investment management firm that intends to provide investment advisory services to institutional clients, including employee benefit plans, endowments, foundations, other tax-exempt funds and registered investment companies.
Under the terms of a Contribution Agreement among Mercator Inc., Mercator and certain other parties, it is contemplated that Mercator will assume the investment advisory business of Mercator Inc. Mercator Inc. managed approximately $1.8 billion in assets as of September 30, 1995.

     Mercator's general partners are four Florida corporations: JZT Corp., PXS Corp., KXB Corp., and MXW Corp. Mercator's limited partner is Mercator Inc. John
G. Thompson, Peter F. Spano, Kenneth B. Brown, and Michael A. Williams are the sole shareholders of JZT Corp., PXS Corp., KXB Corp. and MXW Corp., respectively. The address of Mercator and each of the general partners is 2400 East Commercial Blvd., Suite 810, Fort Lauderdale, Florida 33308.

ACTIVE BALANCE FUND

     The eighth sentence under "The Funds--Active Balance Fund" on pages 6-7 should be replaced with the following:

     The weighted average maturity of the fixed-income component of the Fund will normally be between 5 and 25 years.

                        THE PRUDENTIAL INSTITUTIONAL FUND

                    SUPPLEMENT DATED NOVEMBER 30, 1995 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 1995


     Two Trustees of the Fund, Messrs. William P. Link and Eric A. Simonson, both of whom are interested persons of Prudential Institutional Fund Management, Inc. have resigned effective November 30, 1995 in connection with the approval of Mercator Asset Management, L.P. (Mercator) as subadviser to the International Stock Fund. See the discussion in the Supplement dated November 30, 1995 to the Prospectus dated February 1, 1995.


SAI1 (11/30/95)